Investor Presentation May 2006 Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward Looking Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this presentation. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made.
We do not undertake any obligation to update or review any forward-
looking information, whether as a result of new information, future events or otherwise.

Special Note Regarding Forward Looking Statements (cont.)
Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage; operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint
Nextel ("Sprint"); a potential increase in the roaming rates we pay;
wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites;
the rates of penetration in the wireless telecommunications industry; our capital requirements; governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the control over us by our two largest stockholders, CVC and
Quadrangle; our expectation of paying a $30 million dollar dividend to the holders of our Class B common stock; provisions in our charter documents and Delaware law; expenses of becoming a public company; the requirement to comply with Section 404 of the Sarbanes-Oxley Act; and
other unforeseen difficulties that may occur.

Company Overview * * * * * *

Regionally-Focused Service Provider
Average of 23.0 MHz of spectrum
5.1 million covered POPs
344K
(1)
retail subscribers (YoY increase of
9%)
Wholesale revenues (primarily Sprint Nextel
agreement) increased 18% YoY to $66
19% YoY Revenue growth
34% YoY Adjusted EBITDA growth
33% YTD Adjusted EBITDA margin (versus
30% one year ago)
36% Adjusted EBITDA margin in 1Q06
(versus 31% in 1Q05)
46K RLEC lines, 90% DSL coverage
45K CLEC lines, 99% commercial or institutional
15K broadband ports
4% YoY Revenue growth
3% YoY Adjusted EBITDA growth
57% Adjusted EBITDA margin
Substantial free cash flow
Wireless ($292 Revenue / $97.3 EBITDA)
(1)
Wireline ($110 Revenue / $62.4 EBITDA)
(1)
Other NTELOS Retail Territories
NTELOS Retail / Sprint Nextel Wholesale Territories
Norfolk
Outer Banks
Washington, DC
Martinsville
Roanoke
Richmond
Charleston
Hagerstown
Morgantown
Winchester
Clarksburg-
Elkins
Bluefield
Beckley
Staunton-
Waynesboro
Charlottesville
Fredericksburg
Lynchburg
Huntington
Ashland
Harrisonburg
Fairmont
Danville
CLEC and Internet
RLEC Internet
Greensboro, NC
Columbus, OH
Norfolk
To Carlisle, PA
Ashland
Bluefield Richmond
Logan
Beckley
Wash, D.C.
Cumberland
Morgantown
Clarksburg-
Elkins
Fairmont
Charlottesville
Danville
Lynchburg
Martinsville
Roanoke
Staunton-
Waynesbor
o
Harrisonburg
Winchester
Charleston
Huntington
Kingsport-
Johnson City-
Bristol
(1) As of or for the twelve months ended March 31, 2006.
CLEC and Internet
RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network

$20
$66
$87
$121
$147
$35
$42
38%
28%
24%
9%
35%
0
50
$100
$150
$200
2001 2003 2005 3 mo
2006
31
36%
Focused on Growth Opportunities
$106
$93
$390
$342
$308
$279
$225
0
100
200
300
400
$500
2001 2002 2003 2004 2005 3mo
2005
3mo
2006
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
3 mo
2005
2002 2004
%

nTelos
Sprint
Together with NEXTEL
Virgin mobile
ESPN MOBILE
EarthLink
movida

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
NTELOS Retail Branded Strategy
CDMA
Network
Wholesale MVNO Strategy
Cable
Partnerships
NTELOS NATION
NTELOS Unlimited
NTELOS
In Advance

Revenue
$60
$51
$217
$183
$167
$138
$18
$15
$63
$52
$33
$34
$78
$66
$280
$235
$200
$172
0
50
100
150
200
250
300
$350
2002 2003 2004 2005 3 m o
2005
3 m o
2006
Retail   Wholesale
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
$28
$20
$15
$33
$66
$90
17%
28%
32%
9%
0
20
40
60
80
$100
2002 2003 2004 2005 3 mo
2005
3 m o
2006
31%
36%

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“The Most Minutes Across Town and Across America”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
68 branded retail locations
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance
Improves economics for NTELOS national plans
Focus on higher value rate plans
Emphasis on Post-Pay and nAdvance spending limit plans
Expansion of data products and services

$2.60
$51.14
$49.94
$1.50
$51.44
$53.74
40
50
$60
3 Mo 2005 3 Mo 2006
Voice   Data
344
316
250
300
350
400
3/31
2005
3/31
2006
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)
Data

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Paid in Advance Service
No Credit Check
1-Year Service Agreement
Fixed Buckets of Minutes
Long Distance, Features Available
Description Products
PostPay
Pay in Advance
Traditional
PrePay
Traditional PrePay
No Service Agreement
75% of Total Subs
$54.08 YTD ARPU
Nationwide – 40% of
1Q 2006 gross adds
84% under contract
23% of Total Subs
$53.48 YTD ARPU
2% of Total Subs

ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
Cash Cost/Subscriber
(1)
Cash Profit/Subscriber
$22.02
$23.83
$29.91
$29.42
$51.44
$53.74
0
10
20
30
40
50
$60
3 m o 2005 3 m o 2006
41%
39%
52%
49%
45%
42%
30
40
50
60%
2002 2003 2004 2005 3 mo
2005
3 mo
2006

Retail Locations
NTELOS
Cingular
Alltel
Verizon Wireless
US Cellular
Sprint
T-Mobile

Churn %

$385
$354
3.2%
3.5%
2.4%
2.5%
200
300
400
$500
4Q 2005 1Q 2006
0
2
4
6
8%
CPGA   Total Churn   PostPay Churn
Extensive Retail Presence
(1)
Direct Distribution Model Improves Customer
Satisfaction
CPGA ($)/Churn (%)
14
7
20
23
28
27
5
11
4
6
16
24
5
8
8
6
17
17
19
24
37
50
68
0
10
20
30
40
50
60
70
80
VAE   VAW   WVA
(1) As of December 31, 2005

T-Mobile
alltel
nTelos
true blue wireless
U.S. Cellular
cingular
WIRELESS
Sprint
Together with NEXTEL
verizon wireless

14 NTELOS has the best regional coverage and offers the best value. Uniquely Positioned Competitively Value National Full Range Comparative Regional Geographic Coverage Price Position

$18
$34
$33
$52
$63
$15
0
20
40
60
$80
2002 2003 2004 2005 3 mo
2005
3  mo
2006
Wireless Wholesale Revenue
Strategic Network Alliance Leverages NTELOS
’
Network
Began with Horizon PCS in 1999
Sprint Nextel acquired 97K
Horizon subscribers in July 2004
Sprint Nextel Strategic Network
Alliance through at least July
2011
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Strategic Network Alliance with Sprint Nextel
MVNO arrangement covers 3 million POP footprint (WVA and VAW)
Agreement through July 2011; no overbuild before January 2011
Separate rate structure for services:
“Home” volume staggered rate with 3-year price protection
“Travel” rate (outcollect roaming) is flat rate per MOU
Data rate is flat rate per MB with 2-year price protection
Rates following price protection tied to Sprint Nextel revenue yield
Incentivizes continued Sprint Nextel growth in Home markets
Reciprocal voice and data roaming rates
No capital/technology upgrade requirements
“Most Favored Nation” pricing on long distance rates

Established, Stable Wireline Business
46,492 YTD access lines (YoY 3%
decline)
Access revenues increased 6% YoY
EBITDA increased 6% YoY
Margin expansion driven by lower
operating costs
RLEC  ($57 Revenue / $43 EBITDA)
CLEC access lines increased 7% in 2005
to 45,296 (YoY 5% increase)
Revenue and EBITDA growth YoY was
8% and 9%, respectively
Wholesale revenue increased 15% YoY
1,900 mile fiber-optic network
Competitive
($53 Revenues / $19 EBITDA)
Greensboro, NC
Columbus, OH
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
To Carlisle, PA
Ashland
Bluefield Richmond
Logan
BeckleyBeckley
Wash, D.C.
Cumberland
Morgantown
Clarksburg-
Elkins
FairmontFairmont
Danville
Lynchburg
Martinsville
Roanoke
Harrisonburg
Winchester
Charleston
Huntington
Note: As of March 31, 2006
Greensboro, NC
CLEC and Internet RLEC Internet
NTELOS Fiber Optic Network In Service
NTELOS Fiber Optic Network Owned
Interconnected Network
To Carlisle, PA
Ashland
Bluefield
Logan
Wash, D.C.
Cumberland
Morgantown
Danville
Lynchburg
Martinsville
Roanoke
Harrisonburg
Winchester
Huntington
Clarksburg-
Elkins
Staunton-
Waynesboro
Charlottesville
Norfolk
Kingsport-
Johnson City-
Bristol

$16
$15
$62
$59
$58
$50
57%
56% 56%
51%
0
10
20
30
40
50
60
$70
2002 2003 2004 2005 3 Mo
2005
3 Mo
2006
Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
$15
$14
$48
$53
$56
$57
$12
$13
$52
$49
$50
$50
0
25
50
75
100
$125
2002 2003 2004 2005 3 Mo
2005
3 Mo
2006
RLEC   Competitive
$98
$103 $105
$109
$1
$26 $28
57%
56%

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Cingular, MCI, Qwest, US Cellular,
Verizon Wireless
No Voice
Competition
in RLEC
Region
DSL in 90% of footprint
Rapid Cable offers only broadband service in Alleghany County
Adelphia offers only broadband service in Augusta and Botetourt
Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Sprint Nextel
CLEC competition mainly from TelCove and Fibernet
Majority of CLEC customers are subject to multi-year agreements

Financial Overview * * * * * *

Total Revenue
Wireless Drives Revenue Growth
($ in millions)
Wireless   Wireline   Other
$78
$88
$98
$104
$105
$109
$27
$28
$66
$280
$235
$200
$172
$127
$225
$279
$308
$342
$390
$93
$106
0
100
200
300
400
$500
2001 2002 2003 2004 2005 3 Mo 2005 3 Mo 2006
Wireless CAGR = 22%
Wireline CAGR  =   6%
Wireless CAGR = 18%
Wireline CAGR  =   4%

Wireless Growth Enhances EBITDA/Margin Growth
Total Adjusted EBITDA
($ in millions)
Consol. Adjusted EBITDA Margin %
Wireless   Wireline   Other
40%
38%
38%
35%
28%
23%
0
10
20
30
40
50%
2002 2003 2004 2005 3 mo
2005
3 mo
2006
$28
$33
$15
$20
$90
$66
$16
$15
$62
$59
$50
$58
$42
$66
$87
$121
$147
$35
(30)
0
30
60
90
120
150
180
$210
2002 2003 2004 2005 3 mo
2005
3 mo
2006
Wireless CAGR =  82%
Wireline CAGR  =    7%
Wireless CAGR =40%
Wireline CAGR  =  7%

$20
$28
$33
$41
$36
$37
$49
$21
$17 $19
$20
$19
$3
$4
$6
$8
$7
0
20
40
60
80
100
$120
2002 2003 2004 2005 2006P
$89
$60
$59
$73
$87
$20
$28
($8)
$29
$61
$58
$81
(20)
0
20
40
60
80
$100
$120
2002 2003 2004 2005 2006P
Discretionary CapEx
$78
$109
Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(1)
(1) Based on the midpoint of the Adjusted EBITDA guidance range for 2006 less 2006 CAPEX guidance.
Wireless   Wireline
Other Discretionary

Pro Forma Capitalization
($ in millions)
3.8 x Net Debt/Adjusted EBITDA (2)
$595 $589 Net Debt
$621 $759 Total Debt
0 138 HoldCo Debt
$621 $621 OpCo Debt
$26 $170 Cash
Pro Forma
3/31/06
(1)
Actual 3/31/06
(1) Proforma for payoff of Holdings Co. Floating Rates Notes on April 15, 2006
(2) Based on LTM 3/31/06 adjusted EBITDA of $156.2MM exclusive of $1.8MM advisory fee charges that were terminated as of the IPO date

Adjusted EBITDA Reconciliation
($ in millions)
2001 2002 2003 2004 2005 2005 2006
Consolidated
Operating Income (loss) ($30) ($416) $14 $55 $53 $17 ($2)
Depreciation and Amortization 82 83 70 65 83 18 21
Capital and Operational Restructing
Charges - 4 2 1 15 5 -
Accretion of Asset Retirement Obligation - - 1 1 1 - -
Advisory Termination Fees - - - - - - 13
Asset Impairment Charges - 403 1 - - - -
Gain on Sale of Assets (32) (8) - - (9) (5) -
Non-cash Compensation Charge - - - - 4 - 10
Adjusted EBITDA $20 $66 $87 $121 $147 $35 $42
3 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2002 2003 2004 2005 2005 2006
Wireless
Operating Income (loss) ($410) ($15) $21 $32 $8 $14
Depreciation and Amortization 61 48 45 57 12 14
Accretion of Asset Retirement Obligation - 1 1 1 - -
Asset Impairment Charges 367 - - - - -
Gain on Sale of Assets (3) - - - - -
Adjusted EBITDA $15 $33 $66 $90 $20 $28
Wireline
Operating Income (loss) $11 $37 $39 $36 $10 $9
Depreciation and Amortization 18 21 20 25 5 7
Asset Impairment Charges 21 - - - - -
Adjusted EBITDA $50 $58 $59 $61 $15 $16
3 months ended

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
2004 2005 2005 2006
Wireless communications revenues 234,682 $       280,303 $       65,643 $         77,575 $
Less: Equipment revenues from sales to new customers (10,195) (11,997) (3,311) (3,745)
Less: Equipment revenues from sales to existing customers (2,146) (4,135) (932) (1,084)
Less: Wholesale revenues (51,580) (62,651) (14,610) (18,287)
Plus (Less): Other revenuess and adjustments (821) 1,192 709 364
Wireless gross subscriber revenues 169,940 $       202,712 $       47,499 $         54,823 $
Less:  Paid in advance and prepay subscriber revenues (37,358) (42,104) (10,077) (12,695)
Plus (Less): adjustments 80 (1,422) (529) (496)
Wireless gross PostPay subscriber revenues 132,662 $       159,186 $       36,893 $         41,632 $
Average subscribers 293,219 321,719 307,792 340,057
ARPU $48.30 $52.51 $51.44 $53.74
Average postpay subscribers 219,382 243,772 234,429 256,588
PostPay ARPU $50.39 $54.42 $52.46 $54.08
Wireless gross subscriber revenues 169,940 $       202,712 $       47,499 $         54,823 $
Less: Wireless voice and other feature revenues (168,697) (195,591) (46,116) (52,174)
Wireless data revenues 1,243 $           7,121 $           1,383 $           2,649 $
Average subscribers 293,219 321,719 307,792 340,057
Total Data ARPU 0.35 $             1.84 $             1.50 $             2.60 $
Year Ended December 31, Three Months Ended March 31,

CPGA Reconciliation
($ in thousands, except for subscribers and  CPGA data)
2004 2005 2005 2006
Cost of wireless sales 47,802 $         57,284 $         13,682 $         15,799 $
Less: access, roaming, and other cost of sales (26,362) (31,686) (7,124) (8,797)
Merchandise cost of sales 21,440 $         25,598 $         6,558 $           7,002 $
Customer operations
82,812 $         92,600 $         22,108 $         24,371 $
Less Wireline and other segment expenses (13,701) (14,581) (3,565) (4,804)
Less: Wireless customer care, billing, bad debt
and other expenses (29,344) (33,229) (7,953) (8,543)
Sales and marketing 39,767 $         44,791 $         10,590 $         11,024 $
Merchandise cost of sales 21,440 $         25,598 $         6,558 $           7,002 $
Sales and marketing 39,767 44,791 10,590 11,023
Less: Equipment revenue from sales to new customers (10,195) (11,997) (3,311) (3,745)
Total CPGA costs 51,012 $         58,392 $         13,837 $         14,280 $
Gross subscriber additions 133,417 158,728 40,853 40,285
CPGA 382 $               368 $               339 $               354 $
Year Ended December 31, Three Months Ended March 31,

CCPU Reconciliation
($ in thousands, except for subscribers and CCPU data)
2004 2005 2005 2006
Maintenance and support 62,929 $         66,376 $         15,915 $         18,719 $
Less Wireline and other segment expenses (30,465) (30,214) (7,292) (8,877)
Wireless maintenance and support 32,464 $         36,162 $         8,623 $           9,842 $
Corporate operations 26,942 $         30,619 $         6,065 $           14,860 $
Less Wireline, other segment, and corporate expenses (7,522) (11,491) (1,664) (10,445)
Wireless corporate operations 19,420 $         19,128 $         4,402 $           4,415 $
Wireless maintenance and support 32,464 $         36,162 $         8,623 $           9,842 $
Wireless corporate operations 19,420 19,128 4,402 4,415
Wireless customer care, billing, bad debt and other expenses 29,344 33,229 7,953 8,544
Wireless access, roaming, and other cost of sales 26,362 31,686 7,124 8,797
Equipment revenues from sales to existing customers (2,146) (4,135) (932) (1,084)
Total CCPU costs 105,444 $       116,070 $       27,170 $         30,514 $
Average subscribers 293,219 321,719 307,792 340,057
Cash Cost Per User (CCPU) 29.97 $           30.07 $           29.42 $           29.91 $
Year Ended December 31, Three Months Ended March 31,

Business Outlook for the Year 2006
($ in millions)
Operating Revenues - Guidance
Wireless 313 $         to 320 $
Wireline 111 to 113
Other 1 1
425 to 434
Reconciliation of Net Loss to Adjusted EBITDA - Guidance
Net loss
(12) $         to (6) $
Interest expense 58 to 56
Income tax expense (benefit) 3 to 7
Depreciation and amortization 86 to 84
Accretion of asset retirement obligation 1 1
Non-cash compensation charges 14 14
Capital restructuring charges 13 13
Other income and gains (3) (3)
Write-off of unamortized origination costs of floating rate notes 5 5
Adjusted EBITDA 165 to 171
Capital Expenditures - Guidance
Wireless 61 $
Wireline 19
Other 7
87 $
1 These estimates are based on management’s current expectations. These estimates are forward-looking and actual results may differ materially.  Please see “Special Note Regarding Forward-Looking Statements”.
Twelve Months 2006